Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated May 8, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.  For clarification purposes, effective May 1, 2008, all references in your prospectus to the Nationwide Variable Insurance Trust – NVIT Mid Cap Index Fund: Class II shall mean Nationwide Variable Insurance Trust – NVIT Mid Cap Index Fund: Class I.

2.  Your prospectus offers the following underlying mutual fund as an investment option under your contract. Effective immediately, this underlying mutual fund will undergo a name change.

CURRENT NAME	NEW NAME
Neuberger Berman Advisers Management Trust – AMT Fasciano Portfolio: S Class	Neuberger Berman Advisers Management Trust – AMT Small Cap Growth Portfolio:S Class